Exhibit 99.2
Quarterly Financial Supplement
Fourth Quarter 2024
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2024

Reinsurance Group of America, Incorporated
Notes

Change in Presentation: U.S. and Latin America Financial Solutions:
In the first quarter of 2024, the Company updated the presentation of the financial results for the U.S. and Latin America Financial Solutions segment by combining the financial results for “Asset-Intensive” and “Capital Solutions” businesses. This change in presentation better aligns the presentation of the U.S. and Latin America Financial Solutions segment’s financial results with the Company's management of these businesses and with reporting for the other Financial Solutions segments. This change in presentation did not affect any previously or expected future reported results for the U.S. and Latin America Financial Solutions segment.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force and per share and shares data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change

Net premiums	$4,156	$4,391	$3,920	$5,376	$4,108	$48	$17,843	$15,085	$2,758
Net income available to RGA's shareholders	148	156	203	210	158	(10)	717	902	(185)
Adjusted operating income	334	242	365	401	316	18	1,342	1,334	8
Adjusted operating income excluding notable items (1)	334	410	365	401	316	18	1,510	1,334	176
Return on equity	7.1%	7.7%	9.7%	10.2%	11.4%	(4.3)%
Adjusted operating return on equity (ex AOCI)	13.8%	13.8%	15.3%	14.8%	14.5%	(0.7)%
Adjusted operating return on equity (ex AOCI and notable items (1))	15.4%	15.5%	15.3%	14.8%	14.4%	1.0%
Adjusted operating return on equity (ex AOCI and effect of B36 items)	13.7%	13.7%	15.3%	14.8%	14.4%	(0.7)%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$2.26	$2.37	$3.07	$3.20	$2.40	$(0.14)	$10.90	$13.60	$(2.70)
Adjusted operating income	$5.07	$3.67	$5.55	$6.09	$4.80	$0.27	$20.39	$20.12	$0.27
Adjusted operating income excluding notable items (1)	$5.07	$6.22	$5.55	$6.09	$4.80	$0.27	$22.94	$20.12	$2.82
Diluted earnings per share
Net income	$2.22	$2.33	$3.03	$3.16	$2.37	$(0.15)	$10.73	$13.44	$(2.71)
Adjusted operating income	$4.99	$3.62	$5.48	$6.02	$4.73	$0.26	$20.06	$19.88	$0.18
Adjusted operating income excluding notable items (1)	$4.99	$6.13	$5.48	$6.02	$4.73	$0.26	$22.57	$19.88	$2.69
Weighted average common shares outstanding
Basic	65,867	65,850	65,807	65,739	65,853	14	65,816	66,317	(501)
Diluted	66,982	66,797	66,732	66,559	66,721	261	66,880	67,117	(237)

Book value per share	$164.19	$168.93	$147.90	$143.92	$138.39	$25.80	$164.19	$138.39	$25.80
Book value per share, excluding AOCI	$151.31	$149.63	$148.19	$145.83	$144.01	$7.30	$151.31	$144.01	$7.30
Book value per share, excluding AOCI and B36	$151.97	$151.79	$149.01	$146.96	$146.07	$5.90	$151.97	$146.07	$5.90

Shareholders’ dividends paid	$59	$58	$56	$56	$56	$3	$229	$219	$10
Share buybacks	—	—	—	—	50	(50)	—	200	(200)
Total returned to shareholders	$59	$58	$56	$56	$106	$(47)	$229	$419	$(190)

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,439	19,447	19,487	19,523	19,690	(251)	19,439	19,690	(251)
Common shares outstanding	65,872	65,864	65,824	65,788	65,621	251	65,872	65,621	251

Assumed life reinsurance in force (in billions)	$3,878.7	$3,966.5	$3,767.7	$3,729.8	$3,704.1	$174.6
Assumed new business production (in billions)	$102.3	$204.4	$89.6	$109.1	$97.6	$4.7	$505.4	$363.1	$142.3

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$4,156	$4,391	$3,920	$5,376	$4,108	$48	$17,843	$15,085	$2,758
Net investment income	1,185	1,188	1,082	961	956	229	4,416	3,591	825
Investment related gains (losses), net	(247)	(78)	(271)	(149)	(155)	(92)	(745)	(481)	(264)
Other revenue	147	150	147	149	98	49	593	372	221
Total revenues	5,241	5,651	4,878	6,337	5,007	234	22,107	18,567	3,540
Benefits and expenses:
Claims and other policy benefits	3,943	4,116	3,712	5,132	3,837	106	16,903	13,872	3,031
Future policy benefits remeasurement (gains) losses	(69)	151	(90)	(24)	33	(102)	(32)	(62)	30
Market risk benefits remeasurement (gains) losses	(32)	31	(8)	(35)	28	(60)	(44)	(10)	(34)
Interest credited	292	310	231	254	217	75	1,087	864	223
Policy acquisition costs and other insurance expenses	411	452	391	387	369	42	1,641	1,397	244
Other operating expenses	385	299	301	283	290	95	1,268	1,089	179
Interest expense	86	78	72	68	69	17	304	257	47
Total benefits and expenses	5,016	5,437	4,609	6,065	4,843	173	21,127	17,407	3,720
Income before income taxes	225	214	269	272	164	61	980	1,160	(180)
Provision for income taxes	75	56	65	60	4	71	256	251	5
Net income	150	158	204	212	160	(10)	724	909	(185)
Net income attributable to noncontrolling interest	2	2	1	2	2	—	7	7	—
Net income available to RGA's shareholders	$148	$156	$203	$210	$158	$(10)	$717	$902	$(185)
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$225	$214	$269	$272	$164	$61	$980	$1,160	$(180)
Investment and derivative (gains) losses (1)	380	(23)	308	232	(18)	398	897	360	537
Market risk benefits remeasurement (gains) losses	(32)	31	(8)	(35)	28	(60)	(44)	(10)	(34)
Change in fair value of funds withheld embedded derivatives (1)	(125)	112	(26)	(77)	181	(306)	(116)	163	(279)
Funds withheld (gains) losses - investment income	6	(1)	—	(2)	(3)	9	3	(5)	8
EIA embedded derivatives - interest credited	(3)	11	(6)	13	5	(8)	15	(6)	21
Investment (income) loss on unit-linked variable annuities	2	(1)	1	1	(3)	5	3	1	2
Interest credited on unit-linked variable annuities	(2)	1	(1)	(1)	3	(5)	(3)	(1)	(2)
Interest expense on uncertain tax positions	1	1	(1)	—	(1)	2	1	—	1
Other (2)	(21)	(31)	(45)	113	30	(51)	16	37	(21)
Adjusted operating income before income taxes	431	314	491	516	386	45	1,752	1,699	53
Notable items (3)	—	194	—	—	—	—	194	(3)	197
Adjusted operating income before income taxes excluding notable items	$431	$508	$491	$516	$386	$45	$1,946	$1,696	$250

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$148	$156	$203	$210	$158	$(10)	$717	$902	$(185)
Investment and derivative (gains) losses (1)	300	(18)	239	185	(14)	314	706	280	426
Market risk benefits remeasurement (gains) losses	(26)	25	(6)	(28)	22	(48)	(35)	(8)	(27)
Change in fair value of funds withheld embedded derivatives (1)	(99)	88	(20)	(61)	143	(242)	(92)	129	(221)
Funds withheld (gains) losses - investment income	4	—	—	(2)	(2)	6	2	(4)	6
EIA embedded derivatives - interest credited	(2)	8	(4)	10	4	(6)	12	(5)	17
Investment (income) loss on unit-linked variable annuities	1	(1)	1	1	(2)	3	2	1	1
Interest credited on unit-linked variable annuities	(1)	1	(1)	(1)	2	(3)	(2)	(1)	(1)
Interest expense on uncertain tax positions	1	1	(1)	—	(1)	2	1	—	1
Other (2)	(16)	(25)	(35)	89	23	(39)	13	29	(16)
Uncertain tax positions and other tax related items	22	5	(12)	(4)	(19)	41	11	4	7
Net income attributable to noncontrolling interest	2	2	1	2	2	—	7	7	—
Adjusted operating income	334	242	365	401	316	18	1,342	1,334	8
Notable items (3)	—	168	—	—	—	—	168	—	168
Adjusted operating income excluding notable items	$334	$410	$365	$401	$316	$18	$1,510	$1,334	$176

Diluted earnings per share - adjusted operating income	$4.99	$3.62	$5.48	$6.02	$4.73	$0.26	$20.06	$19.88	$0.18
Diluted earnings per share - adjusted operating income excluding notable items	$4.99	$6.13	$5.48	$6.02	$4.73	$0.26	$22.57	$19.88	$2.69

Foreign currency effect on (4):
Net premiums	$(15)	$1	$(33)	$(12)	$18	$(33)	$(59)	$(126)	$67
Adjusted operating income before income taxes	$8	$1	$(5)	$1	$3	$5	$5	$(18)	$23

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023
Assets
Fixed maturity securities available-for-sale, at fair value	$77,617	$78,149	$70,491	$65,827	$60,467
Equity securities	155	155	144	144	139
Mortgage loans	8,839	8,388	7,984	7,539	7,377
Policy loans	1,321	1,285	1,171	1,198	1,206
Funds withheld at interest	5,436	5,545	5,556	5,642	5,683
Limited partnerships and real estate joint ventures	3,067	2,972	2,791	2,697	2,635
Short-term investments	363	381	335	327	222
Other invested assets	1,242	1,361	1,148	1,140	1,171
Total investments	98,040	98,236	89,620	84,514	78,900
Cash and cash equivalents	3,326	5,195	4,596	5,935	2,970
Accrued investment income	986	995	881	808	759
Premiums receivable and other reinsurance balances	3,898	3,738	3,635	3,342	3,528
Reinsurance ceded receivables and other	5,531	5,438	5,122	5,265	5,448
Deferred policy acquisition costs	5,543	5,477	4,720	4,673	4,617
Other assets	1,351	1,179	1,314	1,463	1,401
Total assets	$118,675	$120,258	$109,888	$106,000	$97,623
Liabilities and equity
Future policy benefits	$53,368	$55,933	$50,779	$47,067	$41,231
Interest-sensitive contract liabilities	35,095	34,357	31,676	31,319	30,273
Market risk benefits, at fair value	223	247	217	228	258
Other policy claims and benefits	2,693	2,875	2,769	2,753	2,730
Other reinsurance balances	1,316	955	917	874	1,103
Deferred income taxes	2,199	2,059	1,866	1,897	1,862
Other liabilities	2,816	2,739	2,449	3,468	2,085
Funds withheld payable	5,017	4,809	4,323	4,409	4,483
Long-term debt	5,042	5,067	5,067	4,427	4,427
Total liabilities	107,769	109,041	100,063	96,442	88,452
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,600	2,577	2,567	2,549	2,544
Retained earnings	9,255	9,166	9,076	8,934	8,805
Treasury stock	(1,889)	(1,889)	(1,889)	(1,891)	(1,900)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	(19)	108	86	57	68
Unrealized (depreciation) appreciation of securities	(4,526)	(2,800)	(4,694)	(4,062)	(3,667)
Effect of updating discount rates on future policy benefits	5,412	3,987	4,611	3,906	3,256
Change in instrument-specific credit risk for market risk benefits	2	6	6	3	3
Pension and postretirement benefits	(20)	(29)	(29)	(29)	(29)
Total RGA, Inc. shareholders’ equity	10,816	11,127	9,735	9,468	9,081
Noncontrolling interest	90	90	90	90	90
Total equity	10,906	11,217	9,825	9,558	9,171
Total liabilities and equity	$118,675	$120,258	$109,888	$106,000	$97,623
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,967	$9,855	$9,755	$9,593	$9,450

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$2,046	$1,912	$1,827	$1,715	$1,912	$134	$7,500	$7,023	$477
Net investment income	247	226	203	205	211	36	881	779	102
Other revenue	14	21	7	6	2	12	48	16	32
Total revenues	2,307	2,159	2,037	1,926	2,125	182	8,429	7,818	611

Benefits and expenses:
Claims and other policy benefits	1,886	1,712	1,676	1,572	1,779	107	6,846	6,429	417
Future policy benefits remeasurement (gains) losses	(68)	46	(66)	(21)	63	(131)	(109)	74	(183)
Interest credited	36	45	19	19	20	16	119	75	44
Policy acquisition costs and other insurance expenses	225	223	186	175	184	41	809	730	79
Other operating expenses	77	54	55	53	54	23	239	197	42
Total benefits and expenses	2,156	2,080	1,870	1,798	2,100	56	7,904	7,505	399

Adjusted operating income before income taxes	151	79	167	128	25	126	525	313	212
Notable items (1)	—	53	—	—	—	—	53	17	36
Adjusted operating income excluding notable items, before income taxes	$151	$132	$167	$128	$25	$126	$578	$330	$248

Loss and expense ratios:
Loss ratio (2)	88.9%	91.9%	88.1%	90.4%	96.3%	(7.4)%	89.8%	92.6%	(2.8)%
Policy acquisition costs and other insurance expenses	11.0%	11.7%	10.2%	10.2%	9.6%	1.4%	10.8%	10.4%	0.4%
Other operating expenses	3.8%	2.8%	3.0%	3.1%	2.8%	1.0%	3.2%	2.8%	0.4%

Foreign currency effect on (3):
Net premiums	$(5)	$(4)	$1	$3	$3	$(8)	$(5)	$13	$(18)
Adjusted operating income (loss) before income taxes	$—	$—	$(1)	$—	$—	$—	$(1)	$—	$(1)

Assumed Life Reinsurance In Force (in billions)	$1,837.1	$1,834.5	$1,716.1	$1,709.1	$1,703.6	$—
Assumed New Business Production (in billions)	$41.0	$150.0	$35.9	$41.0	$47.9	$—	$267.9	$154.3	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$156	$609	$305	$1,916	$521	$(365)	$2,986	$1,521	$1,465
Net investment income	323	336	318	303	289	34	1,280	1,137	143
Other revenue	52	58	54	62	60	(8)	226	221	5
Total revenues	531	1,003	677	2,281	870	(339)	4,492	2,879	1,613

Benefits and expenses:
Claims and other policy benefits	210	654	367	1,956	551	(341)	3,187	1,646	1,541
Future policy benefits remeasurement (gains) losses	(10)	12	(3)	2	1	(11)	1	(29)	30
Interest credited	127	131	126	135	121	6	519	531	(12)
Policy acquisition costs and other insurance expenses	102	105	87	80	78	24	374	214	160
Other operating expenses	26	21	20	18	18	8	85	66	19
Total benefits and expenses	455	923	597	2,191	769	(314)	4,166	2,428	1,738

Adjusted operating income before income taxes	76	80	80	90	101	(25)	326	451	(125)
Notable items (1)	—	—	—	—	—	—	—	(22)	22
Adjusted operating income before income taxes excluding notable items	$76	$80	$80	$90	$101	$(25)	$326	$429	$(103)

Assumed Life Reinsurance In Force (in billions)	$9.7	$9.8	$10.1	$10.1	$10.3	$(0.6)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$5.2	$(5.2)	$—	$5.2	$(5.2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023
Policyholder account balances

Fixed annuities (deferred)	$9,691	$9,473	$9,677	$9,981	$10,331
Equity-indexed annuities	$1,927	$2,022	$2,118	$2,234	$2,354
Bank-owned life insurance (BOLI) and universal life	$2,019	$2,029	$2,052	$2,063	$2,091
Other policyholder account balances	$34	$74	$43	$46	$47

Variable annuities account balances
No riders	$610	$624	$609	$629	$624
GMDB only	848	831	807	793	739
GMIB only	18	19	18	14	13
GMAB only	2	2	2	2	2
GMWB only	818	857	853	862	858
GMDB / WB	152	161	162	166	162
Other	13	14	13	11	11
Total variable annuities account balances	$2,461	$2,508	$2,464	$2,477	$2,409

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$654	$680	$691	$693	$690

Future policy benefits (at original discount rate) associated with:
Payout annuities	$6,781	$6,936	$6,764	$6,503	$4,524
Other future policy benefits	$50	$89	$56	$59	$60

Liability for market risk benefits:

Equity-indexed annuities	$163	$176	$147	$154	$159
Variable annuities (liability)	$60	$71	$70	$74	$99
Variable annuities (asset)	$17	$14	$15	$14	$9

Net interest spread (1)	1.3%	1.3%	1.1%	0.9%	1.3%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$333	$314	$326	$318	$311	$22	$1,291	$1,215	$76
Net investment income	64	68	61	64	62	2	257	249	8
Investment related gains, net	—	1	2	—	2	(2)	3	4	(1)
Other revenue	—	2	1	3	—	—	6	4	2
Total revenues	397	385	390	385	375	22	1,557	1,472	85

Benefits and expenses:
Claims and other policy benefits	311	296	304	283	294	17	1,194	1,130	64
Future policy benefits remeasurement gains	(5)	(4)	1	(3)	4	(9)	(11)	22	(33)
Interest credited	—	1	—	—	—	—	1	1	—
Policy acquisition costs and other insurance expenses	45	48	46	47	46	(1)	186	184	2
Other operating expenses	14	14	13	12	11	3	53	44	9
Total benefits and expenses	365	355	364	339	355	10	1,423	1,381	42

Adjusted operating income before income taxes	32	30	26	46	20	12	134	91	43
Notable items (1)	—	(5)	—	—	—	—	(5)	13	(18)
Adjusted operating income excluding notable items, before income taxes	$32	$25	$26	$46	$20	$12	$129	$104	$25

Loss and expense ratios:
Loss ratio (2)	91.9%	93.0%	93.6%	88.1%	95.8%	(3.9)%	91.6%	94.8%	(3.2)%
Policy acquisition costs and other insurance expenses	13.5%	15.3%	14.1%	14.8%	14.8%	(1.3)%	14.4%	15.1%	(0.7)%
Other operating expenses	4.2%	4.5%	4.0%	3.8%	3.5%	0.7%	4.1%	3.6%	0.5%

Foreign currency effect on (3):
Net premiums	$(10)	$(5)	$(6)	$1	$(1)	$(9)	$(20)	$(45)	$25
Adjusted operating income before income taxes	$(1)	$(1)	$—	$—	$5	$(6)	$(2)	$—	$(2)

Assumed Life Reinsurance In Force (in billions)	$474.2	$499.6	$489.3	$488.0	$493.5	$(19.3)
Assumed New Business Production (in billions)	$12.3	$11.9	$12.3	$11.5	$11.1	$1.2	$48.0	$44.1	$3.9

Creditor reinsurance net premiums	$18	$19	$17	$17	$18	$—	$71	$71	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$46	$49	$48	$23	$22	$24	$166	$90	$76
Net investment income	51	47	48	1	1	50	147	4	143
Investment related gains, net	1	—	—	—	—	1	1	—	1
Other revenue	5	3	6	3	4	1	17	12	5
Total revenues	103	99	102	27	27	76	331	106	225

Benefits and expenses:
Claims and other policy benefits	109	90	89	19	19	90	307	78	229
Future policy benefits remeasurement gains	—	—	—	—	—	—	—	(30)	30
Policy acquisition costs and other insurance expenses	(17)	5	4	1	—	(17)	(7)	2	(9)
Other operating expenses	3	—	2	—	2	1	5	4	1
Total benefits and expenses	95	95	95	20	21	74	305	54	251

Adjusted operating income before income taxes	8	4	7	7	6	2	26	52	(26)
Notable items (2)	—	—	—	—	—	—	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$8	$4	$7	$7	$6	$2	$26	$30	$(4)

Foreign currency effect on (3):
Net premiums	$(1)	$(1)	$(1)	$—	$1	$(2)	$(3)	$(3)	$—
Adjusted operating income before income taxes	$—	$(1)	$—	$—	$(1)	$1	$(1)	$(2)	$1

Assumed Life Reinsurance In Force (in billions)	$6.0	$8.3	$—	$—	$—	$6.0
Assumed New Business Production (in billions)	$—	$8.3	$—	$—	$—	$—	$8.3	$—	$8.3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$488	$521	$497	$496	$461	$27	$2,002	$1,775	$227
Net investment income	28	30	27	27	22	6	112	91	21
Other revenue	10	(1)	—	2	1	9	11	—	11
Total revenues	526	550	524	525	484	42	2,125	1,866	259

Benefits and expenses:
Claims and other policy benefits	445	472	464	424	420	25	1,805	1,622	183
Future policy benefits remeasurement (gains) losses	12	35	6	(5)	1	11	48	48	—
Policy acquisition costs and other insurance expenses	21	29	22	37	22	(1)	109	86	23
Other operating expenses	37	32	33	31	33	4	133	130	3
Total benefits and expenses	515	568	525	487	476	39	2,095	1,886	209

Adjusted operating income (loss) before income taxes	11	(18)	(1)	38	8	3	30	(20)	50
Notable items (1)	—	40	—	—	—	—	40	47	(7)
Adjusted operating income (loss) excluding notable items, before income taxes	$11	$22	$(1)	$38	$8	$3	$70	$27	$43

Loss and expense ratios:
Loss ratio (2)	93.6%	97.3%	94.6%	84.5%	91.3%	2.3%	92.6%	94.1%	(1.5)%
Policy acquisition costs and other insurance expenses	4.3%	5.6%	4.4%	7.5%	4.8%	(0.5)%	5.4%	4.8%	0.6%
Other operating expenses	7.6%	6.1%	6.6%	6.3%	7.2%	0.4%	6.6%	7.3%	(0.7)%

Foreign currency effect on (3):
Net premiums	$8	$12	$1	$7	$14	$(6)	$28	$(13)	$41
Adjusted operating income (loss) before income taxes	$2	$(1)	$—	$—	$1	$1	$1	$(3)	$4

Critical illness net premiums	$33	$38	$33	$32	$37	$(4)	$136	$139	$(3)

Assumed Life Reinsurance In Force (in billions)	$970.4	$1,027.5	$976.5	$985.1	$960.1	$10.3
Assumed New Business Production (in billions)	$30.5	$31.0	$20.0	$38.0	$16.1	$14.4	$119.5	$113.7	$5.8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$187	$168	$159	$146	$125	$62	$660	$458	$202
Net investment income	87	84	79	69	59	28	319	215	104
Investment related gains (losses), net	(1)	1	1	(1)	(2)	1	—	5	(5)
Other revenue	12	3	8	11	1	11	34	16	18
Total revenues	285	256	247	225	183	102	1,013	694	319

Benefits and expenses:
Claims and other policy benefits	159	148	133	122	96	63	562	363	199
Future policy benefits remeasurement (gains) losses	(1)	—	2	2	(42)	41	3	(89)	92
Interest credited	9	5	9	7	—	9	30	—	30
Policy acquisition costs and other insurance expenses	2	2	2	2	1	1	8	7	1
Other operating expenses	20	15	15	15	16	4	65	58	7
Total benefits and expenses	189	170	161	148	71	118	668	339	329

Adjusted operating income before income taxes	96	86	86	77	112	(16)	345	355	(10)
Notable items (2)	—	2	—	—	—	—	2	(34)	36
Adjusted operating income excluding notable items, before income taxes	$96	$88	$86	$77	$112	$(16)	$347	$321	$26

Foreign currency effect on (3):
Net premiums	$4	$4	$1	$5	$6	$(2)	$14	$2	$12
Adjusted operating income before income taxes	$1	$2	$—	$3	$5	$(4)	$6	$6	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$834	$756	$708	$716	$709	$125	$3,014	$2,785	$229
Net investment income	66	65	61	65	59	7	257	242	15
Investment related gains (losses), net	(1)	1	1	—	1	(2)	1	7	(6)
Other revenue	10	(3)	8	10	(1)	11	25	16	9
Total revenues	909	819	778	791	768	141	3,297	3,050	247

Benefits and expenses:
Claims and other policy benefits	733	656	607	586	594	139	2,582	2,340	242
Future policy benefits remeasurement (gains) losses	9	53	(29)	1	6	3	34	(56)	90
Policy acquisition costs and other insurance expenses	37	44	42	45	40	(3)	168	176	(8)
Other operating expenses	67	55	59	50	57	10	231	217	14
Total benefits and expenses	846	808	679	682	697	149	3,015	2,677	338

Adjusted operating income before income taxes	63	11	99	109	71	(8)	282	373	(91)
Notable items (1)	—	95	—	—	—	—	95	(2)	97
Adjusted operating income excluding notable items, before income taxes	$63	$106	$99	$109	$71	$(8)	$377	$371	$6

Loss and expense ratios:
Loss ratio (2)	89.0%	93.8%	81.6%	82.0%	84.6%	4.4%	86.8%	82.0%	4.8%
Policy acquisition costs and other insurance expenses	4.4%	5.8%	5.9%	6.3%	5.6%	(1.2)%	5.6%	6.3%	(0.7)%
Other operating expenses	8.0%	7.3%	8.3%	7.0%	8.0%	—%	7.7%	7.8%	(0.1)%

Foreign currency effect on (3):
Net premiums	$(9)	$(4)	$(23)	$(23)	$(3)	$(6)	$(59)	$(67)	$8
Adjusted operating income before income taxes	$1	$4	$(2)	$(2)	$1	$—	$1	$(5)	$6

Critical illness net premiums	$405	$414	$358	$352	$344	$61	$1,529	$1,352	$177

Assumed Life Reinsurance In Force (in billions)	$567.6	$572.2	$557.8	$528.9	$528.6	$39.0
Assumed New Business Production (in billions)	$18.5	$11.5	$13.1	$17.6	$17.3	$1.2	$60.7	$43.0	$17.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$66	$62	$50	$46	$47	$19	$224	$218	$6
Net investment income	189	184	163	120	136	53	656	486	170
Investment related gains, net	6	5	6	3	2	4	20	12	8
Other revenue	6	19	12	20	12	(6)	57	33	24
Total revenues	267	270	231	189	197	70	957	749	208

Benefits and expenses:
Claims and other policy benefits	97	90	74	47	50	47	308	230	78
Future policy benefits remeasurement gains	(6)	9	(1)	—	—	(6)	2	(2)	4
Interest credited	81	75	49	51	49	32	256	203	53
Policy acquisition costs and other insurance expenses	20	27	30	25	25	(5)	102	81	21
Other operating expenses	10	9	8	7	7	3	34	25	9
Total benefits and expenses	202	210	160	130	131	71	702	537	165

Adjusted operating income before income taxes	65	60	71	59	66	(1)	255	212	43
Notable items (2)	—	9	—	—	—	—	9	—	9
Adjusted operating income excluding notable items, before income taxes	$65	$69	$71	$59	$66	$(1)	$264	$212	$52

Foreign currency effect on (3):
Net premiums	$(2)	$(1)	$(6)	$(5)	$(2)	$—	$(14)	$(13)	$(1)
Adjusted operating income before income taxes	$6	$(2)	$(2)	$(1)	$(2)	$8	$1	$(9)	$10

Assumed Life Reinsurance In Force (in billions)	$13.7	$14.6	$9.6	$8.5	$8.0	$5.7
Assumed New Business Production (in billions)	$—	$—	$—	$1.0	$—	$—	$1.0	$2.8	$(1.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Revenues:
Net investment income	$138	$146	$123	$106	$111	$27	$513	$384	$129
Investment related gains, net	3	3	1	4	5	(2)	11	14	(3)
Other revenue	23	19	9	12	15	8	63	43	20
Total revenues	164	168	133	122	131	33	587	441	146

Benefits and expenses:
Interest credited	44	41	35	30	19	25	150	61	89
Policy acquisition costs and other insurance income	(24)	(31)	(28)	(25)	(27)	3	(108)	(91)	(17)
Other operating expenses	130	99	97	87	92	38	413	342	71
Interest expense	85	77	73	68	70	15	303	257	46
Total benefits and expenses	235	186	177	160	154	81	758	569	189

Adjusted operating loss before income taxes	(71)	(18)	(44)	(38)	(23)	(48)	(171)	(128)	(43)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(71)	$(18)	$(44)	$(38)	$(23)	$(48)	$(171)	$(128)	$(43)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$(1)	$—	$—	$1	$(6)	$5	$—	$(5)	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
U.S. and Latin America:
Traditional	$151	$79	$167	$128	$25	$126	$525	$313	$212
Financial Solutions	76	80	80	90	101	(25)	326	451	(125)
Total U.S. and Latin America	227	159	247	218	126	101	851	764	87
Canada:
Traditional	32	30	26	46	20	12	134	91	43
Financial Solutions	8	4	7	7	6	2	26	52	(26)
Total Canada	40	34	33	53	26	14	160	143	17
Europe, Middle East and Africa:
Traditional	11	(18)	(1)	38	8	3	30	(20)	50
Financial Solutions	96	86	86	77	112	(16)	345	355	(10)
Total Europe, Middle East and Africa	107	68	85	115	120	(13)	375	335	40
Asia Pacific:
Traditional	63	11	99	109	71	(8)	282	373	(91)
Financial Solutions	65	60	71	59	66	(1)	255	212	43
Total Asia Pacific	128	71	170	168	137	(9)	537	585	(48)
Corporate and Other	(71)	(18)	(44)	(38)	(23)	(48)	(171)	(128)	(43)
Consolidated adjusted operating income before income taxes	431	314	491	516	386	45	1,752	1,699	53
Notable items (1)	—	194	—	—	—	—	194	(3)	197
Consolidated adjusted operating income excluding notable items before income taxes	$431	$508	$491	$516	$386	$45	$1,946	$1,696	$250

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023
Fixed maturity securities, available-for-sale (1)	$77,617	$78,149	$70,491	$65,827	$60,467
Equity securities	155	155	144	144	139
Mortgage loans	8,839	8,388	7,984	7,539	7,377
Policy loans	1,321	1,285	1,171	1,198	1,206
Funds withheld at interest	5,436	5,545	5,556	5,642	5,683
Limited partnerships and real estate joint ventures	3,067	2,972	2,791	2,697	2,635
Short-term investments	363	381	335	327	222
Other invested assets	1,242	1,361	1,148	1,140	1,171
Cash and cash equivalents	3,326	5,195	4,596	5,935	2,970
Total cash and invested assets	$101,366	$103,431	$94,216	$90,449	$81,870

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Average invested assets at amortized cost (1)	$40,803	$39,469	$38,172	$38,483	$37,169	$3,634	$38,535	$35,921	$2,614
Net investment income (1)	$484	$492	$436	$444	$443	$41	$1,856	$1,681	$175
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.83%	5.08%	4.65%	4.70%	4.86%	(3) bps	4.82%	4.68%	14 bps
Variable investment income ("VII") (included in net investment income) (1)	$25	$36	$12	$16	$44	$(19)	$89	$139	$(50)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.80%	4.95%	4.76%	4.75%	4.60%	20 bps	4.82%	4.50%	32 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	December 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$54,705	$82	$642	$4,274	$50,991	65.7%
Canadian government	4,655	—	412	51	5,016	6.5%
Japanese government	5,319	—	1	875	4,445	5.7%
ABS	5,197	15	42	184	5,040	6.5%
CMBS	2,344	1	22	98	2,267	2.9%
RMBS	1,412	—	12	107	1,317	1.7%
U.S. government	2,734	—	11	281	2,464	3.2%
State and political subdivisions	789	—	3	99	693	0.9%
Other foreign government	5,752	—	56	424	5,384	6.9%
Total fixed maturity securities	$82,907	$98	$1,201	$6,393	$77,617	100.0%

	December 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$42,014	$62	$554	$3,751	$38,755	64.1%
Canadian government	3,477	—	473	33	3,917	6.5%
Japanese government	3,630	—	3	502	3,131	5.2%
ABS	4,661	12	19	239	4,429	7.3%
CMBS	1,969	1	7	202	1,773	2.9%
RMBS	1,173	—	8	102	1,079	1.8%
U.S. government	2,725	—	9	214	2,520	4.2%
State and political subdivisions	1,236	—	7	129	1,114	1.8%
Other foreign government	4,092	—	45	388	3,749	6.2%
Total fixed maturity securities	$64,977	$75	$1,125	$5,560	$60,467	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2024				December 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$7,757	$7,485	14.7%	A-	$6,474	$6,109	15.8%	A-
Brokerage/asset managers/exchanges	1,482	1,360	2.7%	A-	1,320	1,194	3.1%	A-
Finance companies	530	501	1.0%	BBB	367	330	0.9%	BBB+
Insurance	4,992	4,497	8.8%	A-	4,507	4,086	10.5%	A-
REITs	1,737	1,613	3.2%	A-	1,401	1,269	3.2%	BBB+
Other finance	1,407	1,217	2.3%	A-	983	801	2.1%	A-
Total financial institutions	$17,905	$16,673	32.7%		$15,052	$13,789	35.6%
Industrials
Basic	$2,097	$1,929	3.8%	BBB+	$1,940	$1,797	4.6%	BBB+
Capital goods	2,489	2,369	4.6%	BBB+	1,664	1,531	4.0%	BBB
Communications	3,420	3,147	6.2%	BBB+	2,853	2,635	6.8%	BBB
Consumer cyclical	3,300	3,099	6.1%	BBB+	2,286	2,139	5.5%	BBB+
Consumer noncyclical	6,177	5,714	11.2%	BBB+	5,057	4,661	12.0%	BBB+
Energy	4,060	3,906	7.7%	BBB+	2,317	2,171	5.6%	A-
Technology	2,124	1,937	3.8%	BBB+	1,899	1,819	4.7%	BBB+
Transportation	3,238	3,025	5.9%	A-	2,286	2,100	5.4%	A-
Other industrial	1,362	1,350	2.6%	BBB	1,111	1,082	2.8%	BBB
Total industrials	$28,267	$26,476	51.9%		$21,413	$19,935	51.4%
Utilities
Electric	$6,863	$6,336	12.4%	A-	$4,371	$3,973	10.3%	A-
Natural gas	1,177	1,078	2.2%	A-	770	694	1.8%	A-
Other utility	493	428	0.8%	BBB+	408	364	0.9%	BBB+
Total utilities	$8,533	$7,842	15.4%		$5,549	$5,031	13.0%
Total	$54,705	$50,991	100.0%	A-	$42,014	$38,755	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$54,543	$50,822	65.5%	$53,371	$51,053	65.3%	$49,634	$45,782	64.9%	$46,541	$43,336	65.8%	$41,469	$38,739	64.1%
2	BBB	24,023	22,565	29.1%	24,076	23,130	29.6%	22,431	20,787	29.5%	20,527	18,951	28.8%	19,793	18,261	30.2%
3	BB	3,422	3,410	4.4%	3,284	3,233	4.2%	3,331	3,270	4.6%	3,039	2,952	4.5%	3,068	2,956	4.9%
4	B	636	577	0.7%	662	576	0.7%	562	504	0.8%	515	468	0.8%	479	396	0.7%
5	CCC	246	221	0.3%	168	131	0.2%	158	124	0.2%	123	98	0.1%	116	92	0.1%
6	In or near default	37	22	—%	45	26	—%	45	24	—%	45	22	—%	52	23	—%
	Total	$82,907	$77,617	100.0%	$81,606	$78,149	100.0%	$76,161	$70,491	100.0%	$70,790	$65,827	100.0%	$64,977	$60,467	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,044	$2,044	23.7%	$2,659	$2,650	29.7%	$2,675	$2,676	31.6%	$2,540	$2,518	31.6%	$2,086	$2,048	28.1%
ABS, excluding CLOs	3,153	2,996	34.7%	2,862	2,723	30.5%	2,627	2,467	29.1%	2,597	2,427	30.5%	2,575	2,381	32.7%
Total ABS	5,197	5,040	58.4%	5,521	5,373	60.2%	5,302	5,143	60.7%	5,137	4,945	62.1%	4,661	4,429	60.8%
CMBS	2,344	2,267	26.3%	2,327	2,238	25.1%	2,242	2,120	25.0%	2,002	1,861	23.4%	1,969	1,773	24.3%
RMBS
Agency	394	344	4.0%	401	365	4.0%	414	364	4.3%	436	385	4.8%	444	398	5.5%
Non-agency	1,018	973	11.3%	973	953	10.7%	893	848	10.0%	814	765	9.7%	729	681	9.4%
Total RMBS	1,412	1,317	15.3%	1,374	1,318	14.7%	1,307	1,212	14.3%	1,250	1,150	14.5%	1,173	1,079	14.9%
Total	$8,953	$8,624	100.0%	$9,222	$8,929	100.0%	$8,851	$8,475	100.0%	$8,389	$7,956	100.0%	$7,803	$7,281	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,741	$529	$18,851	$3,682	$33,592	$4,211
Canadian government	286	5	469	46	755	51
Japanese government	2,037	192	2,365	683	4,402	875
ABS	940	19	1,730	159	2,670	178
CMBS	333	4	980	91	1,313	95
RMBS	354	7	593	100	947	107
U.S. government	792	15	656	266	1,448	281
State and political subdivisions	155	7	417	92	572	99
Other foreign government	1,408	42	1,816	344	3,224	386
Total investment grade securities	$21,046	$820	$27,877	$5,463	$48,923	$6,283

Below investment grade securities:
Corporate	$347	$7	$347	$50	$694	$57
ABS	101	1	40	5	141	6
CMBS	—	—	—	—	—	—
Other foreign government	—	—	130	38	130	38
Total below investment grade securities	$448	$8	$517	$93	$965	$101
Total fixed maturity securities	$21,494	$828	$28,394	$5,556	$49,888	$6,384

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,134	$70	$24,207	$3,524	$26,341	$3,594
Canadian government	—	—	459	33	459	33
Japanese government	876	50	2,193	452	3,069	502
ABS	336	5	3,025	223	3,361	228
CMBS	160	5	1,328	190	1,488	195
RMBS	115	3	681	99	796	102
U.S. government	614	10	717	204	1,331	214
State and political subdivisions	73	1	864	128	937	129
Other foreign government	254	3	2,290	333	2,544	336
Total investment grade securities	$4,562	$147	$35,764	$5,186	$40,326	$5,333

Below investment grade securities:
Corporate	$295	$36	$649	$121	$944	$157
ABS	—	—	68	10	68	10
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	52	193	52
	$295	$36	$914	$184	$1,209	$220
Total below investment grade securities	$4,857	$183	$36,678	$5,370	$41,535	$5,553

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$23	$(9)	$(16)	$(20)	$(7)	$30	$(22)	$(38)	$16
Impairments on fixed maturity securities	—	—	(1)	—	(2)	2	(1)	(3)	2
Realized gains on investment activity	22	72	68	32	18	4	194	72	122
Realized losses on investment activity	(334)	(113)	(230)	(134)	(102)	(232)	(811)	(275)	(536)
Net losses on fixed maturity securities available-for-sale	(289)	(50)	(179)	(122)	(93)	(196)	(640)	(244)	(396)

Net gains (losses) on equity securities	(4)	6	(5)	4	3	(7)	1	(1)	2
Change in mortgage loan allowance for credit losses	(6)	(12)	2	(10)	7	(13)	(26)	(16)	(10)
Limited partnerships and real estate joint venture impairment losses	(15)	—	—	(8)	—	(15)	(23)	—	(23)
Change in fair value of certain limited partnership investments	21	17	—	1	16	5	39	48	(9)
Other, net	19	(14)	4	8	—	19	17	24	(7)

Freestanding derivatives (1):
Interest rate swaps	(18)	13	(13)	(31)	59	(77)	(49)	(15)	(34)
Interest rate options	—	(3)	—	(3)	(23)	23	(6)	(33)	27
Total return swaps	(7)	7	(11)	4	14	(21)	(7)	14	(21)
Interest rate futures	—	—	1	1	(1)	1	2	1	1
Foreign currency swaps	14	(7)	8	14	(3)	17	29	17	12
Foreign currency swaps - hedged	—	—	(1)	(1)	(2)	2	(2)	(4)	2
Foreign currency forwards	(82)	77	(98)	(64)	32	(114)	(167)	(98)	(69)
Foreign currency options	(6)	2	(3)	—	—	(6)	(7)	—	(7)
Equity options	(1)	1	(1)	(4)	(6)	5	(5)	(28)	23
Equity futures	3	(12)	(2)	(17)	(23)	26	(28)	(31)	3
Credit default swaps	1	10	2	2	47	(46)	15	42	(27)
CPI swaps	(2)	(1)	(1)	—	(1)	(1)	(4)	6	(10)
Total freestanding derivatives	(98)	87	(119)	(99)	93	(191)	(229)	(129)	(100)

Embedded derivatives	125	(112)	26	77	(181)	306	116	(163)	279

Net gains (losses) on total derivatives	27	(25)	(93)	(22)	(88)	115	(113)	(292)	179

Total investment related gains (losses), net	$(247)	$(78)	$(271)	$(149)	$(155)	$(92)	$(745)	$(481)	$(264)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
U.S. and Latin America Traditional
Income before income taxes	$153	$57	$174	$116	$30	$123	$500	$318	$182
Investment and derivative gains (1)	1	1	—	—	(2)	3	2	(2)	4
Funds withheld losses - investment income	—	—	—	—	1	(1)	—	1	(1)
Change in fair value of funds withheld embedded derivatives (1)	(3)	21	(6)	12	(4)	1	24	(4)	28
Other	—	—	(1)	—	—	—	(1)	—	(1)
Adjusted operating income before income taxes	151	79	167	128	25	126	525	313	212
Notable items (2)	—	53	—	—	—	—	53	17	36
Adjusted operating income excluding notable items, before income taxes	$151	$132	$167	$128	$25	$126	$578	$330	$248

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$139	$(46)	$83	$17	$(120)	$259	$193	$170	$23
Market risk benefits remeasurement (gains) losses	(32)	31	(8)	(35)	28	(60)	(44)	(10)	(34)
Investment and derivative (gains) losses (1)	96	(7)	35	62	(27)	123	186	102	84
Change in fair value of funds withheld embedded derivatives (1)	(122)	91	(20)	(89)	185	(307)	(140)	167	(307)
Funds withheld (gains) losses - investment income	4	1	(1)	(1)	(4)	8	3	(14)	17
EIA embedded derivatives - interest credited	(1)	11	(6)	13	5	(6)	17	(6)	23
Other (3)	(8)	(1)	(3)	123	34	(42)	111	42	69
Adjusted operating income before income taxes	76	80	80	90	101	(25)	326	451	(125)
Notable items (2)	—	—	—	—	—	—	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$76	$80	$80	$90	$101	$(25)	$326	$429	$(103)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Canada Traditional
Income before income taxes	$32	$29	$27	$47	$21	$11	$135	$91	$44
Investment and derivative (gains) losses (1)	—	—	1	(1)	(1)	1	—	(5)	5
Investment income - non-operating FWAI	1	—	—	—	—	1	1	3	(2)
Other	(1)	1	(2)	—	—	(1)	(2)	2	(4)
Adjusted operating income before income taxes	32	30	26	46	20	12	134	91	43
Notable items (2)	—	(5)	—	—	—	—	(5)	13	(18)
Adjusted operating income excluding notable items, before income taxes	$32	$25	$26	$46	$20	$12	$129	$104	$25

Canada Financial Solutions
Income before income taxes	$17	$21	$6	$7	$6	$11	$51	$52	$(1)
Investment and derivative (gains) losses (1)	(9)	(17)	1	—	—	(9)	(25)	—	(25)
Adjusted operating income before income taxes	8	4	7	7	6	2	26	52	(26)
Notable items (2)	—	—	—	—	—	—	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$8	$4	$7	$7	$6	$2	$26	$30	$(4)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$8	$(17)	$1	$28	$8	$—	$20	$(21)	$41
Other	3	(1)	(2)	10	—	3	10	1	9
Adjusted operating income (loss) before income taxes	11	(18)	(1)	38	8	3	30	(20)	50
Notable items (2)	—	40	—	—	—	—	40	47	(7)
Adjusted operating income (loss) excluding notable items, before income taxes	$11	$22	$(1)	$38	$8	$3	$70	$27	$43

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$79	$84	$72	$64	$106	$(27)	$299	$301	$(2)
Investment and derivative losses (1)	16	4	13	14	6	10	47	49	(2)
Investment income - non-operating FWAI	1	(2)	1	(1)	—	1	(1)	5	(6)
Investment (income) loss on unit-linked variable annuities	2	(1)	1	1	(3)	5	3	1	2
Interest credited on unit-linked variable annuities	(2)	1	(1)	(1)	3	(5)	(3)	(1)	(2)
Adjusted operating income before income taxes	96	86	86	77	112	(16)	345	355	(10)
Notable items (2)	—	2	—	—	—	—	2	(34)	36
Adjusted operating income excluding notable items, before income taxes	$96	$88	$86	$77	$112	$(16)	$347	$321	$26

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	Quarter	2024	2023	Change
Asia Pacific Traditional
Income before income taxes	$59	$11	$100	$109	$70	$(11)	$279	$372	$(93)
Other	4	—	(1)	—	1	3	3	1	2
Adjusted operating income before income taxes	63	11	99	109	71	(8)	282	373	(91)
Notable items (2)	—	95	—	—	—	—	95	(2)	97
Adjusted operating income excluding notable items, before income taxes	$63	$106	$99	$109	$71	$(8)	$377	$371	$6

Asia Pacific Financial Solutions
Income (loss) before income taxes	$1	$93	$(58)	$13	$122	$(121)	$49	$113	$(64)
Investment and derivative (gains) losses (1)	96	(17)	178	74	(59)	155	331	119	212
Other	(32)	(16)	(49)	(28)	3	(35)	(125)	(20)	(105)
Adjusted operating income before income taxes	65	60	71	59	66	(1)	255	212	43
Notable items (2)	—	9	—	—	—	—	9	—	9
Adjusted operating income excluding notable items, before income taxes	$65	$69	$71	$59	$66	$(1)	$264	$212	$52

Corporate and Other
Loss before income taxes	$(263)	$(18)	$(136)	$(129)	$(79)	$(184)	$(546)	$(236)	$(310)
Investment and derivative losses (1)	180	13	80	83	65	115	356	97	259
Interest expense on uncertain tax positions	1	1	(1)	—	(1)	2	1	—	1
EIA embedded derivatives - interest credited	(2)	—	—	—	—	(2)	(2)	—	(2)
Other	13	(14)	13	8	(8)	21	20	11	9
Adjusted operating loss before income taxes	(71)	(18)	(44)	(38)	(23)	(48)	(171)	(128)	(43)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(71)	$(18)	$(44)	$(38)	$(23)	$(48)	$(171)	$(128)	$(43)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023

RGA, Inc. shareholders’ equity	$10,816	$11,127	$9,735	$9,468	$9,081
Less effect of AOCI:
Accumulated currency translation adjustments	(19)	108	86	57	68
Unrealized (depreciation) appreciation of securities	(4,526)	(2,800)	(4,694)	(4,062)	(3,667)
Effect of updating discount rates on future policy benefits	5,412	3,987	4,611	3,906	3,256
Change in instrument-specific credit risk for market risk benefits	2	6	6	3	3
Pension and postretirement benefits	(20)	(29)	(29)	(29)	(29)
RGA, Inc. shareholders’ equity, excluding AOCI	9,967	9,855	9,755	9,593	9,450
Year-to-date notable items, net of tax	168	168	—	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,135	$10,023	$9,755	$9,593	$9,450

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023

Book value per share	$164.19	$168.93	$147.90	$143.92	$138.39
Less effect of AOCI:
Accumulated currency translation adjustment	(0.27)	1.64	1.32	0.88	1.04
Unrealized (depreciation) appreciation of securities	(68.73)	(42.52)	(71.31)	(61.74)	(55.88)
Effect of updating discount rates on future policy benefits	82.16	60.54	70.06	59.36	49.62
Change in instrument-specific credit risk for market risk benefits	0.03	0.09	0.09	0.04	0.05
Pension and postretirement benefits	(0.31)	(0.45)	(0.45)	(0.45)	(0.45)
Book value per share, excluding AOCI	$151.31	$149.63	$148.19	$145.83	$144.01
Less effect of B36:	(0.66)	(2.16)	(0.82)	(1.13)	(2.06)
Book value per share, excluding AOCI and B36	$151.97	$151.79	$149.01	$146.96	$146.07

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of certain embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations as such items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and will be presented in our financial statement footnotes beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ended December 31, 2024 in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:
•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.
5. Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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